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                                                                     EXHIBIT 4.1


                         [Horizontally Set Certificate]

                             [ROCK OF AGES Logo] (R)



     NUMBER                                                            SHARES
   A

                            ROCK OF AGES CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CLASS A COMMON STOCK                         SEE REVERSE FOR CERTAIN DEFINITIONS
   $.01 PAR VALUE

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This Certifies That                                            CUSIP 772632 10 5








is the owner of
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       FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

                            ROCK OF AGES CORPORATION

(hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness, the facsimile seal of the Corporation and by facsimile the signatures of its duly authorized officers.

     Dated:

                            ROCK OF AGES CORPORATION
                                    CORPORATE
     /s/ John R. Monson               SEAL                /s/ Kurt M. Swenson
                                      1997
     SECRETARY                      DELAWARE                  PRESIDENT


[Set on Side]

Countersigned and Registered:
             AMERICAN STOCK TRANSFER & TRUST COMPANY
                       (NEW YORK, NEW YORK)                       Transfer Agent
                                                                   and Registrar
By:

                                                            Authorized Signature
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                            ROCK OF AGES CORPORATION


The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                      UNIF GIFT MIN ACT -- ____________Custodian__________
                                                                             (Cust)              (Minor)
TEN ENT -- as tenants by the entireties                                   under Uniform Gifts to Minors
                                                                          Act____________________________
JT TEN  -- as joint tenants with right of                                             (State)
           survivorship and not as tenants
           in common

    Additional abbreviations may also be used though not in the above list.

For Value Received ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                                NOTICE:THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                                       THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
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                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                        GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.